UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

VALIC COMPANY I

VALIC COMPANY II

(Exact Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies: ___________________________________________________________________________________
	(2)	Aggregate number of securities to which transaction applies: ___________________________________________________________________________________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

___________________________________________________________________________________

	(4)	Proposed maximum aggregate value of transaction: ___________________________________________________________________________________
	(5)	Total fee paid: ___________________________________________________________________________________
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed: ___________________________________________________________________________________

Communication to Internal/External Wholesalers and Financial Professionals

VALIC Company I—Proposed Fund Reorganizations

On March 10, 2021, VALIC Company I (VC I) ﬁled a combined prospectus/proxy statement on Form N-14 with the U.S. Securities and Exchange Commission (the SEC) regarding several proposed fund reorganizations as outlined in the chart below.

Target Funds	Acquiring Funds, series of VC I
Capital Conservation Fund, a series of VC I	Core Bond Fund
Core Bond Fund, a series of VALIC Company II (VC II)	Core Bond Fund
Strategic Bond Fund, a series of VC II	Core Bond Fund
Government Money Market II Fund, a series of VC II	Government Money Market I Fund
Small Cap Aggressive Growth Fund, a series of VC I	Small Cap Growth Fund
Small Cap Fund, a series of VC I	Small Cap Growth Fund
Small Cap Growth Fund, a series of VC II	Small Cap Growth Fund

On March 11, 2021, VC I ﬁled a combined prospectus/proxy statement on Form N-14 with the SEC regarding several proposed fund reorganizations as outlined in the chart below.

Target Funds, series of VC II	Acquiring Funds, series of VC I
Small Cap Value Fund	Small Cap Value Fund
Capital Appreciation Fund	Capital Appreciation Fund
Aggressive Growth Lifestyle Fund	Aggressive Growth Lifestyle Fund
Moderate Growth Lifestyle Fund	Moderate Growth Lifestyle Fund
Conservative Growth Lifestyle Fund	Conservative Growth Lifestyle Fund
International Opportunities Fund	International Opportunities Fund
High Yield Bond Fund	High Yield Bond Fund
Mid Cap Value Fund	Mid Cap Value Fund
U.S. Socially Responsible Fund	U.S. Socially Responsible Fund

What’s happening?

At a special meeting to be held on Tuesday, May 11, 2021, shareholders of each Target Fund listed above will be asked to consider and vote on the following proposals (to be voted on separately by each Target Fund’s shareholders):

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1	The shareholders of each Target Fund are being asked to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization relating to their Target Fund, pursuant to which the Target Fund will transfer all of its assets to the corresponding Acquiring Fund set forth above, a series of VC I, in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and shares of the Acquiring Fund, which shares will be distributed by the Target Fund to the holders of its shares in complete liquidation thereof; and

2	To transact such other business as may properly be presented at the special meeting or any adjournment or postponement thereof.

Proxy materials

The combined prospectus/proxy statement for each proposed fund reorganization contains important information with respect to this proposal. If you have any questions, please read the complete combined prospectuses/proxy statement and any additional materials filed on the SEC’s EDGAR database. Links to the combined prospectuses/proxy statements and Q&As can be found below.

Quick Links

Combined Prospectus/Proxy Statement Filings	Q&A

Core Bond Fund	Core Bond Fund
Government Money Market I Fund	Government Money Market I Fund
Small Cap Growth Fund	Small Cap Growth Fund

Click here	Click here

Small Cap Value Fund	Small Cap Value Fund
Capital Appreciation Fund	Capital Appreciation Fund
Aggressive Growth Lifestyle Fund	Aggressive Growth Lifestyle Fund
Moderate Growth Lifestyle Fund	Moderate Growth Lifestyle Fund
Conservative Growth Lifestyle Fund	Conservative Growth Lifestyle Fund
International Opportunities Fund	International Opportunities Fund
High Yield Bond Fund	High Yield Bond Fund
Mid Cap Value Fund	Mid Cap Value Fund
U.S. Socially Responsible Fund	U.S. Socially Responsible Fund

Click here	Click here

Investors should carefully consider the investment objectives, risks, fees, charges and expenses before investing. This and other important information is contained in the prospectuses, which is available on this website (www.valic.com), by calling 800-448-2542 or sending an email request to: VALICClientCommunicationsRequest@valic.com. Read the prospectuses carefully before investing.

The VALIC Funds are advised by The Variable Annuity Life Insurance Company (VALIC), 2929 Allen Parkway, Houston, TX 77019, and distributed by AIG Capital Services, Inc. (ACS), member FINRA, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

Securities and investment advisory services offered through VALIC Financial Advisors, Inc. (VFA), member FINRA, SIPC and an SEC-registered investment adviser.

Annuities are issued by The Variable Annuity Life Insurance Company (VALIC), Houston, TX. Variable annuities are distributed by its affiliate, AIG Capital Services, Inc. (ACS), member FINRA.

AIG Retirement Services represents AIG member companies — The Variable Annuity Life Insurance Company (VALIC) and its subsidiaries, VALIC Financial Advisors, Inc. (VFA) and VALIC Retirement Services Company (VRSCO). All are members of American International Group, Inc. (AIG).

VC 37626 (04/2021) J614301

© American International Group, Inc. All rights reserved.

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QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue(s) to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are being asked to approve one or more agreements and plans of reorganization (each, a “Reorganization Agreement”) between VALIC Company I (“VC I”) or VALIC Company II (“VC II” and together with VC I, the “Companies” and each, a “Company”), on behalf of the applicable series set out in the following table under the heading “Target Funds” (each, a “Target Fund” and collectively, the “Target Funds”), and VC I, on behalf of a corresponding series of VC I, set out in the following table under the heading “Acquiring Funds” (each, an “Acquiring Fund” and collectively, the “Acquiring Funds” and together with the Target Funds, the “Funds” and each, a “Fund”).

Target Funds	Acquiring Funds
Capital Conservation Fund, a series of VC I	Core Bond Fund, a series of VC I
Core Bond Fund, a series of VC II (“Target Core	Core Bond Fund, a series of VC I (“Acquiring
Bond Fund”)	Core Bond Fund”)
Government Money Market II Fund, a series of VC II	Government Money Market I Fund, a series of VC I

Small Cap Aggressive Growth Fund, a series of VC I	Small Cap Growth Fund, a series of VC I
Small Cap Fund, a series of VC I	Small Cap Growth Fund, a series of VC I
Small Cap Growth Fund, a series of VC II	Small Cap Growth Fund, a series of VC I
(“Target Small Cap Growth Fund”)	(“Acquiring Small Cap Growth Fund”)
Strategic Bond Fund, a series of VC II	Core Bond Fund, a series of VC I

If the proposed reorganization (“Reorganization”) relating to your Target Fund is approved and completed, you will then have an investment in the corresponding Acquiring Fund, and your Target Fund will also be terminated as a series of the relevant Company.

The Combined Prospectus/Proxy Statement is being furnished to owners of a variable annuity or variable life insurance contract or certificate (a “Contract”) (the “Contract owners”) issued by The Variable Annuity Life Insurance Company (“VALIC”) or other affiliated life insurance company (together with VALIC, the “Life Companies” and each, a “Life Company”), having Contract values allocated to a subaccount of a separate account (“Separate Account”) invested in shares of a Target Fund as of the close of business on February 26, 2021 (the “Record Date”). Contract owners have a beneficial interest in a Target Fund, but do not invest directly in or hold shares of the Target Fund. The Life Companies, as the shareholders of a Target Fund, have voting rights with respect to the Target Fund shares, but pass through those voting rights to Contract owners. Accordingly, as a Contract owner, you have the right to instruct your Life Company how to vote Target Fund shares attributable to your Contract.

The Combined Prospectus/Proxy Statement is also being furnished to custodians/trustees of individual retirement accounts (each, an “IRA”) and plan fiduciaries of or participants in qualified employer-sponsored retirement plans (each, a “Plan”) as of the Record Date. Participants in a Plan and IRA owners may have the right to vote or give voting instructions depending on the terms of the Plan or IRA custodial or other agreement. VALIC will take direction from the applicable Plan or account trustee regarding who (e.g., the Plan or participants) has the right to vote or provide voting instructions.

For convenience, we refer to Contract owners, Plan participants and IRA owners collectively as “shareholders.” Additionally, any reference to Contract owners owning “shares” of a Fund refers to owning accumulation units of the subaccount that invests in such Fund.

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Upon approval and completion of the applicable Reorganization, shares of your Target Fund will, in effect, be exchanged for shares of the corresponding Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the two Funds’ shares. Your Contract, Plan or IRA will be credited with shares of the Acquiring Fund whose aggregate value at the time of issuance will equal the aggregate value of the Target Fund held under your Contract, Plan or IRA on that date. After such date, each Target Fund will be terminated as a series of the relevant Company. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization relating to your Target Fund and for a more complete description of the applicable Acquiring Fund.

Q:         How does the Board of Directors of VC I or the Board of Trustees of VC II suggest that I vote?

A:	After careful consideration, the Board of Directors of VC I and the Board of Trustees of VC II (each, a “Board”) have each determined that the applicable Reorganization is in the best interests of the relevant

Target Fund and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “For” the proposed Reorganization.

Each Board has determined that shareholders of the relevant Target Fund may benefit from, among other things, the following:

(i)	Shareholders of each Target Fund will remain invested in a diversified, open-end fund that has higher net assets;

(ii)	The larger net asset size of the combined fund is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the combined fund); and

(iii)	The combined fund will have projected total annual fund net operating expenses that are expected to be below those of the Target Fund(s) prior to the Reorganization after taking into account applicable contractual fee waivers and/or expense reimbursements.

Please see “Reasons for the Reorganizations” in the Combined Prospectus/Proxy Statement for more detailed information relating to the Board’s considerations.

Q:         How will the Reorganizations affect me?

A:	If shareholders of a Target Fund approve the proposed Reorganization, all of the assets and liabilities of the Target Fund will, in effect, be assumed by, or combined with those of, the corresponding Acquiring Fund. Shares of the Target Fund will be exchanged for shares of the corresponding Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the Funds’ shares. Your Contract, Plan or IRA value immediately before the Reorganization will be the same as your Contract, Plan or IRA value immediately following completion of the Reorganization; however, you will no longer own shares of your Target Fund but will own shares of the corresponding Acquiring Fund. After the completion of the Reorganization, you will own a smaller percentage of the corresponding Acquiring Fund than you did of your Target Fund because the combined fund will be significantly larger than each of the relevant Target Funds.

Q:       Will I own the same number of shares of the Acquiring Fund as I currently own of my Target Fund?

A:	No. However, you will receive shares of the applicable Acquiring Fund with the same aggregate net asset value as the shares of your Target Fund you own prior to the Reorganization relating to your Target Fund. The number of shares you receive will depend on the relative net asset value of the shares of the relevant Target Fund and the corresponding Acquiring Fund on the closing date. Thus, on the closing date, if the net asset value of a share of the applicable Acquiring Fund is lower than the net asset value of a share of the relevant Target Fund, you will receive a greater number of shares of the Acquiring Fund in the applicable
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Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the applicable Acquiring Fund is higher than the net asset value of a share of the relevant Target Fund, you will receive fewer shares of the Acquiring Fund in the applicable Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Acquiring Fund shares immediately after the applicable Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization. Shareholders are entitled to one vote for each share or unit held on the Record Date.

Q:         Will my privileges as a shareholder change after the Reorganization?

A:	Your rights as a shareholder will not change in any way as a result of the Reorganization relating to your Target Fund, but you will be a shareholder of the applicable Acquiring Fund, which is a separate series of VC I.

Q:         Who will advise the Acquiring Fund once the Reorganizations are completed?

A:	As you know, each Target Fund is advised by VALIC. Each Acquiring Fund is also advised by VALIC and will continue to be advised by VALIC once the Reorganizations are completed. The subadvisers for each Target Fund and its corresponding Acquiring Fund are listed below. It is anticipated that each Acquiring Fund’s subadviser will continue to serve as subadviser to such Acquiring Fund following the completion of the Reorganization(s).

Target Fund	Subadviser	Acquiring Fund	Subadviser
Capital Conservation	PineBridge Investments	Core Bond Fund	PineBridge
Fund	LLC (“PineBridge”)
Core Bond Fund	PineBridge
Strategic Bond Fund	PineBridge
Government Money	SunAmerica Asset	Government Money	SunAmerica
Market II Fund	Management, LLC	Market I Fund
(“SunAmerica”)
Small Cap Aggressive	Victory Capital	Small Cap Growth Fund	JPMIM
Growth Fund	Management Inc.

Small Cap Fund	Bridgeway Capital
Management, Inc.,
J.P. Morgan Investment
Management Inc.
(“JPMIM”), and
T. Rowe Price
Associates, Inc.
Small Cap Growth Fund	JPMIM

Q:        How will the Reorganizations affect Fund expenses?

A:	Following the Reorganizations, a combined fund is expected to have a gross operating expense ratio and, as applicable, a net operating expense ratio (i.e., after contractual fee waivers and/or expense reimbursements) that is lower than those of its respective Target Fund(s) prior to the applicable Reorganization. With respect to each of the Target Core Bond Fund, Government Money Market II Fund, Target Small Cap Growth Fund and Strategic Bond Fund, the lower net total annual fund operating expenses will be due in part to the absence of a 0.25% shareholder services fee payable by the combined fund, which is expected to be offset in part by 0.25% higher separate account charges for Contract owners at the Contract level. For more detailed information about each Fund’s operating expense ratios, see “Summary—Fees and Expenses” in the Combined Prospectus/Proxy Statement.

Q:        What happens to my account if the Reorganization is approved?

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A:	You will not need to take any further action. If the Reorganization relating to your Target Fund is approved, your shares of the Target Fund automatically will be converted into shares of the corresponding Acquiring Fund on the date of the completion of the applicable Reorganization. You will receive written confirmation that this change has taken place. The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Fund will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization.

Q:	I have received another combined prospectus/proxy statement from other funds in the VALIC complex. Is this a duplicate combined prospectus/proxy statement?

A:	This is not a duplicate combined prospectus/proxy statement. You are being asked to vote separately for each fund in which you own shares. The proposals included here were not included in any other combined prospectus/proxy statement.

Q:	What happens if a Reorganization is not approved?

A:	If a Reorganization is not approved by shareholders of the relevant Target Fund, the Reorganization for that Target Fund will not occur and the applicable Board may consider alternatives, which may include seeking a merger with a different fund, the liquidation of the Target Fund or continuing current operations of the Target Fund.

Q:	What happens if shareholders of one Target Fund approve their Reorganization, while shareholders of the other Target Fund(s) do not?

A:	Each Reorganization is a separate transaction and is not dependent on the approval of any other Reorganization. Thus, if shareholders of one Target Fund approve the Reorganization relating to their Target Fund, their Target Fund will be reorganized, even if shareholders of any other Target Fund do not approve the Reorganization relating to their Target Fund.

Q: Will the Reorganization create a taxable event for me?

A:	No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

Capital Conservation Fund, Government Money Market II Fund, Target Core Bond Fund, and Target Small Cap Growth Fund

The portfolio managers of each of the Acquiring Core Bond Fund and the Government Money Market I Fund do not anticipate disposing of, or requesting the disposition of, any material portion (estimated to be less than 5%) of the holdings of the Capital Conservation Fund or the Government Money Market II Fund, respectively, in preparation for, or as a result of, the applicable Reorganization, other than in connection with the ordinary course of business. The portfolio managers of each of the Acquiring Core Bond Fund and the Acquiring Small Cap Growth Fund do not anticipate disposing of, or requesting the disposition of, any of the holdings of the Target Core Bond Fund or the Target Small Cap Growth Fund, respectively, in preparation for, or as a result of, the applicable Reorganization, other than in connection with the ordinary course of business. Consequently, minimal transaction costs are anticipated to be incurred in connection with these Reorganizations.

Small Cap Aggressive Growth Fund, Small Cap Fund and Strategic Bond Fund

While the portfolio managers of the Acquiring Small Cap Growth Fund do not anticipate disposing of a material portion of the holdings of each of the Small Cap Aggressive Growth Fund and the Small Cap Fund following the closing of the applicable Reorganization, they do anticipate requesting the disposition of a material portion of the holdings of the Small Cap Aggressive Growth Fund (estimated to be approximately 88%) and the Small Cap Fund (estimated to be approximately 68%) in preparation for the applicable Reorganization. While the portfolio managers of the Acquiring Core Bond Fund do not anticipate

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disposing of a material portion of the holdings of the Strategic Bond Fund following the closing of the Reorganization, they do anticipate requesting the disposition of a significant portion of the holdings of the Strategic Bond Fund (estimated to be approximately 27%) in preparation for the Reorganization. The purpose of these sales is to align the holdings of each Target Fund with that of its respective Acquiring Fund prior to the closing of the Reorganization and to minimize any tax effects and transaction costs to applicable Acquiring Fund shareholders in connection with the realignments. During this period, each Target Fund may deviate from its principal investment strategies. VALIC has estimated that the brokerage commissions and other portfolio transaction costs relating to the realignment of the portfolio of each of the Small Cap Aggressive Growth Fund and the Small Cap Fund prior to its Reorganization will be approximately $86,000 (0.04% of net assets), or $167,000 (0.05% of net assets), respectively, or, based on shares outstanding as of August 31, 2020, $0.008, or $0.006 per share, respectively. The estimated brokerage commissions and other portfolio transaction costs relating to the realignment of the portfolio of the Strategic Bond Fund are anticipated to be minimal, if any. Each Target Fund will pay the transaction costs relating to the realignment of its portfolio prior to the Reorganization. The realignment of a Target Fund’s portfolio will only occur if its respective Reorganization is approved by shareholders.

The tax impact of any such sales will depend on the difference between the price at which such portfolio holdings are sold and each Target Fund’s tax basis in such holdings. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of a Target Fund as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the combined fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. As is the case with other distributions, Contract owners will not be taxed on such distributions to the Separate Accounts of the Life Companies, although they may be subject to tax upon redemption from Contracts. Shareholders holding through Plans or IRAs will also not be taxed on such distributions, although they may be subject to tax when they withdraw funds from such accounts.

Q:        Who will pay for the Reorganizations?

A:	VALIC or its affiliates will pay the expenses incurred in connection with each Reorganization, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of a Target Fund’s portfolio securities prior to or after the closing of the Reorganization relating to such Target Fund. VALIC or its affiliates will pay these expenses whether or not a Reorganization is approved at the special meeting. Please refer to “Information About the Reorganizations – Expenses of the Reorganizations” for additional information about the expenses associated with each Reorganization.

Q:        How do I vote my shares?

A:	You can vote by completing the enclosed proxy card, providing voting instructions using the enclosed voting instruction card or by participating virtually at the special meeting, or as described below. Please see “Instructions for Signing Voting Instruction Cards or Proxy Cards” on the next page.

You can authorize a proxy to vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, or (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or you can vote during the special meeting by following the instructions that will be available on the special meeting website during the special meeting.

Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the special meeting will be held in a virtual meeting format only. Shareholders that owned interests in a Target Fund as of the Record Date may participate in the special meeting by means of remote communication by registering at: https://viewproxy.com/AIG/broadridgevsm3/.

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If you owned interests in a Target Fund on the Record Date and wish to attend the special meeting, you must first register with Broadridge Financial Solutions, Inc. (“Broadridge”), the Target Funds’ proxy solicitor, at https://viewproxy.com/AIG/broadridgevsm3/. You will be required to enter your name, an email address and the control number found on your proxy card or voting instruction card. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Monday, May 10, 2021. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the special meeting. A separate email will follow containing a password to enter at the event link in order to access the special meeting. You may vote during the special meeting at www.proxyvote.com/. You will need your control number to vote.

For shareholders who own shares through a Contract, no matter how large or small your holdings may be, your vote counts, since the Life Companies will vote Target Fund shares in the same proportions as the instructions received from all Contract owners with assets invested in the Target Fund. Shares for which the Life Companies receive no timely voting instructions from a Contract owner will be voted by the Life Companies as for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract owners, even if only a small number of Contract owners provide voting instructions. The effect of proportional voting is that if a large number of Contract owners fail to give voting instructions, a small number of Contract owners may determine the outcome of the vote.

Q:        Why are multiple proxy cards or voting instruction cards enclosed?

A:	If you are a shareholder of more than one Target Fund, you will receive a proxy card or voting instruction card for each Target Fund.

Q:        When will the Reorganization occur?

A:	If approved by shareholders, each Reorganization is expected to occur during the second quarter of 2021. A Reorganization will not take place if the Reorganization is not approved by the relevant Target Fund’s shareholders.

Q:        How does the Board recommend that I vote?

A:         The Board recommends that shareholders vote “FOR” the proposal.

Q:         Whom do I contact if I have questions?

A:	Please call Broadridge, the proxy solicitor, toll-free at 1-833-670-0699 Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

To Our Group Deferred Compensation Contract Owners:

As the group contract owner of your deferred compensation plan, you have the option to 1) give voting instructions, or 2) direct us to follow individual participants’ instructions for voting.

•	Should you decide to give voting instructions, please complete the voting instruction section of the enclosed card. We request that you clearly mark your vote for the proposal on the card. We will then disregard any voting instructions received from individual participants within your Contract.

•	Alternatively, if you want us to accept voting instructions from your individual participants, please complete the “Group Authorization” section of the enclosed card. This will allow us to follow the voting instructions from the individual participants.

As the group contract owner of a nonqualified unfunded deferred compensation plan, you have the right to give voting instructions.

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IF VOTING BY MAIL

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS OR PROXY CARDS

The following general rules for signing voting instruction cards or proxy cards may be of assistance to you.

  Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card form or the proxy card.

  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card or proxy card.

  All Other Accounts: The capacity of the individual signing the voting instruction card or proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts		ABC Corp.
(1)	ABC Corp.	John Doe, Treasurer
(2)	ABC Corp.
(3)	ABC Corp.	John Doe
	c/o John Doe, Treasurer	John Doe, Trustee
(4)	ABC Corp. Profit Sharing Plan

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1)	John B. Smith, Cust.	John B. Smith
	f/b/o John B. Smith, Jr. UGMA	John B. Smith, Jr., Executor
(2)	Estate of John B. Smith

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

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QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue(s) to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are being asked to approve one or more agreements and plans of reorganization (each, a “Reorganization Agreement”) between VALIC Company II (“VC II”), on behalf of the applicable series set out in the following table under the heading “Target Funds” (each, a “Target Fund” and collectively, the “Target Funds”), and VALIC Company I (“VC I” and together with VC II, the “Companies” and each, a “Company”), on behalf of a corresponding series of VC I, set out in the following table under the heading “Acquiring Funds” (each, an “Acquiring Fund” and collectively, the “Acquiring Funds” and together with the Target Funds, the “Funds” and each, a “Fund”).

Target Funds	Acquiring Funds
(each a series of VC II)	(each a series of VC I)
Small Cap Value Fund	Small Cap Value Fund
Capital Appreciation Fund	Capital Appreciation Fund
Aggressive Growth Lifestyle Fund	Aggressive Growth Lifestyle Fund
Moderate Growth Lifestyle Fund	Moderate Growth Lifestyle Fund
Conservative Growth Lifestyle Fund	Conservative Growth Lifestyle Fund
International Opportunities Fund	International Opportunities Fund
High Yield Bond Fund	High Yield Bond Fund
Mid Cap Value Fund	Mid Cap Value Fund
U.S. Socially Responsible Fund	U.S. Socially Responsible Fund

If the proposed reorganization (“Reorganization”) relating to your Target Fund is approved and completed, you will then have an investment in the corresponding Acquiring Fund, and your Target Fund will also be terminated as a series of VC II.

The Combined Prospectus/Proxy Statement is being furnished to owners of a variable annuity or variable life insurance contract or certificate (a “Contract”) (the “Contract owners”) issued by The Variable Annuity Life Insurance Company (“VALIC”) or other affiliated life insurance company (together with VALIC, the “Life Companies” and each, a “Life Company”), having Contract values allocated to a subaccount of a separate account (“Separate Account”) invested in shares of a Target Fund as of the close of business on February 26, 2021 (the “Record Date”). Contract owners have a beneficial interest in a Target Fund, but do not invest directly in or hold shares of the Target Fund. The Life Companies, as the shareholders of a Target Fund, have voting rights with respect to the Target Fund shares, but pass through those voting rights to Contract owners. Accordingly, as a Contract owner, you have the right to instruct your Life Company how to vote Target Fund shares attributable to your Contract.

The Combined Prospectus/Proxy Statement is also being furnished to custodians/trustees of individual retirement accounts (each, an “IRA”) and plan fiduciaries of or participants in qualified employer-sponsored retirement plans (each, a “Plan”) as of the Record Date. Participants in a Plan and IRA owners may have the right to vote or give voting instructions depending on the terms of the Plan or IRA custodial or other agreement. VALIC will take direction from the applicable Plan or account trustee regarding who (e.g., the Plan or participants) has the right to vote or provide voting instructions.

For convenience, we refer to Contract owners, Plan participants and IRA owners collectively as “shareholders.” Additionally, any reference to Contract owners owning “shares” of a Fund refers to owning accumulation units of the subaccount that invests in such Fund.

Upon approval and completion of the applicable Reorganization, shares of your Target Fund will, in effect, be exchanged for shares of the corresponding Acquiring Fund based on a specified exchange ratio

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determined by the respective net asset values of the two Funds’ shares. Your Contract, Plan or IRA will be credited with shares of the Acquiring Fund whose aggregate value at the time of issuance will equal the aggregate value of the Target Fund held under your Contract, Plan or IRA on that date. After such date each Target Fund will be terminated as a series of VC II. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization relating to your Target Fund and for a more complete description of the applicable Acquiring Fund.

Q:        How does the Board of Trustees of VC II suggest that I vote?

A:	After careful consideration, the Board of Trustees of VC II (the “Board”) has determined that the applicable

Reorganization is in the best interests of the relevant Target Fund and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “For” the proposed Reorganization. Please see “Reasons for the Reorganizations” in the Combined Prospectus/Proxy Statement for more detailed information relating to the Board’s considerations.

Q:        How will the Reorganizations affect me?

A:	If shareholders of a Target Fund approve the proposed Reorganization, all of the assets and liabilities of the Target Fund will, in effect, be assumed by the corresponding Acquiring Fund. Shares of the Target Fund will be exchanged for shares of the corresponding Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the Funds’ shares. Your Contract, Plan or IRA value immediately before the Reorganization will be the same as your Contract, Plan or IRA value immediately following completion of the Reorganization; however, you will no longer own shares of your Target Fund but will own shares of the corresponding Acquiring Fund.

Q:	Will I own the same number of shares of the Acquiring Fund as I currently own of my Target Fund?

A:	Yes. You will receive the same number of shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization relating to your Target Fund. Shareholders are entitled to one vote for each share or unit held on the Record Date.

Q:        Will my privileges as a shareholder change after the Reorganization?

A:	Your rights as a shareholder will not change in any way as a result of the Reorganization relating to your Target Fund, but you will be a shareholder of the applicable Acquiring Fund, which is a separate series of VC I.

Q:        Who will advise the Acquiring Fund once the Reorganizations are completed?

A:	As you know, each Target Fund is advised by VALIC. Each Acquiring Fund is also advised by VALIC and will continue to be advised by VALIC once the Reorganizations are completed. The subadvisers for each Target Fund and its corresponding Acquiring Fund are the same and are listed below. It is anticipated that each Acquiring Fund’s subadviser will continue to serve as subadviser to such Acquiring Fund following the completion of the Reorganization.

Target Funds	Acquiring Fund	Subadviser
Small Cap Value Fund	Small Cap Value Fund	J.P. Morgan Investment
Management Inc.
Capital Appreciation Fund	Capital Appreciation Fund	BMO Asset Management Corp.
Aggressive Growth Lifestyle	Aggressive Growth Lifestyle	PineBridge Investments LLC
Fund	Fund	(“PineBridge”)_
Moderate Growth Lifestyle Fund	Moderate Growth Lifestyle Fund	PineBridge
Conservative Growth Lifestyle	Conservative Growth Lifestyle	PineBridge
Fund	Fund

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International Opportunities Fund	International Opportunities Fund	Delaware Investments Fund
Advisers and Massachusetts
Financial Services Company
High Yield Bond Fund	High Yield Bond Fund	Wellington Management
Company LLP (“Wellington
Management”)
Mid Cap Value Fund	Mid Cap Value Fund	Boston Partners Global Investors,
Inc. d/b/a Boston Partners and
Wellington Management
U.S. Socially Responsible Fund	U.S. Socially Responsible Fund	SunAmerica Asset Management,
LLC

Q:	How will the Reorganizations affect Fund expenses?

A:	Following the Reorganizations, a combined fund is expected to have a gross operating expense ratio and a net operating expense ratio (i.e., after contractual fee waivers and/or expense reimbursements) that is lower than those of its respective Target Fund prior to the applicable Reorganization. With respect to a Target Fund (other than a Target Lifestyle Fund (as defined below)), the lower net total annual operating expenses will be due in part to the absence of a 0.25% shareholder services fee payable by the combined fund, which is expected to be offset in part by 0.25% higher separate account charges for Contract owners at the Contract level. With respect to each of the Target Aggressive Growth Lifestyle Fund, the Target Moderate Growth Lifestyle Fund and the Target Conservative Growth Lifestyle Fund (each, a “Target Lifestyle Fund”) the lower net total annual operating expenses will be due in part to a lower acquired fund fees and expenses fee payable by the combined fund, which is expected to be offset in part by 0.10% higher separate account charges for Contract owners at the Contract level. For more detailed information about each Fund’s operating expense ratios, see “Summary—Fees and Expenses” in the Combined Prospectus/Proxy Statement.

Q:        What happens to my account if the Reorganization is approved?

A:	You will not need to take any further action. If the Reorganization relating to your Target Fund is approved, your shares of the Target Fund automatically will be converted into shares of the corresponding Acquiring Fund on the date of the completion of the applicable Reorganization. You will receive written confirmation that this change has taken place. The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Fund will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization.

Q:	I have received another combined prospectus/proxy statement from other funds in the VALIC complex. Is this a duplicate combined prospectus/proxy statement?

A:	This is not a duplicate combined prospectus/proxy statement. You are being asked to vote separately for each fund in which you own shares. The proposals included here were not included in any other combined prospectus/proxy statement.

Q:        What happens if a Reorganization is not approved?

A:	If a Reorganization is not approved by shareholders of the relevant Target Fund, the Reorganization for that Target Fund will not occur and the Board may consider alternatives, which may include seeking a merger with a different fund, the liquidation of the Target Fund or continuing current operations of the Target Fund.

Q:	What happens if shareholders of one Target Fund approve their Reorganization, while shareholders of the other Target Fund(s) do not?
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A:	Each Reorganization is a separate transaction and is not dependent on the approval of any other Reorganization. Thus, if shareholders of one Target Fund approve the Reorganization relating to their Target Fund, their Target Fund will be reorganized, even if shareholders of any other Target Fund do not approve the Reorganization relating to their Target Fund.

Q:        Will the Reorganization create a taxable event for me?

A:	No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

The portfolio managers of each Acquiring Fund do not anticipate disposing of, or requesting the disposition of, any of the holdings of its corresponding Target Fund in preparation for, or as a result of, the applicable Reorganization, other than in connection with the ordinary course of business. Consequently, minimal transaction costs, if any, are anticipated to be incurred in connection with the Reorganizations.

Q:         Who will pay for the Reorganizations?

A:	VALIC or its affiliates will pay the expenses incurred in connection with each Reorganization, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of a Target Fund’s portfolio securities prior to or after the closing of the Reorganization relating to such Target Fund. VALIC or its affiliates will pay these expenses whether or not a Reorganization is approved at the special meeting. Please refer to “Information About the Reorganizations – Expenses of the Reorganizations” for additional information about the expenses associated with each Reorganization.

Q:        How do I vote my shares?

A:	You can vote by completing the enclosed proxy card, providing voting instructions using the enclosed voting instruction card or by participating virtually at the special meeting, or as described below. Please see “Instructions for Signing Voting Instruction Cards or Proxy Cards” on the next page.

You can authorize a proxy to vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, or (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or you can vote during the special meeting by following the instructions that will be available on the special meeting website during the special meeting.

Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the special meeting will be held in a virtual meeting format only. Shareholders that owned interests in a Target Fund as of the Record Date may participate in the special meeting by means of remote communication by registering at: https://viewproxy.com/AIG/broadridgevsm4/.

If you owned interests in a Target Fund on the Record Date and wish to attend the special meeting, you must first register with Broadridge Financial Solutions, Inc. (“Broadridge”), the Target Funds’ proxy solicitor, at https://viewproxy.com/AIG/broadridgevsm4/. You will be required to enter your name, an email address and the control number found on your proxy card or voting instruction card. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Monday, May 10, 2021. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the special meeting. A separate email will follow containing a password to enter at the event link in order to access the special meeting. You may vote during the special meeting at www.proxyvote.com/. You will need your control number to vote.

For shareholders who own shares through a Contract, no matter how large or small your holdings may be, your vote counts, since the Life Companies will vote Target Fund shares in the same proportions as the instructions received from all Contract owners with assets invested in the Target Fund. Shares for which the Life Companies receive no timely voting instructions from a Contract owner will be voted by the Life Companies as for, against, or abstain, in the same proportion as the shares for which voting instructions

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were received from Contract owners, even if only a small number of Contract owners provide voting instructions. The effect of proportional voting is that if a large number of Contract owners fail to give voting instructions, a small number of Contract owners may determine the outcome of the vote.

Q:        Why are multiple proxy cards or voting instruction cards enclosed?

A:	If you are a shareholder of more than one Target Fund, you will receive a proxy card or voting instruction card for each Target Fund.

Q:         When will the Reorganization occur?

A:	If approved by shareholders, each Reorganization is expected to occur during the second quarter of 2021. A Reorganization will not take place if the Reorganization is not approved by the relevant Target Fund’s shareholders.

Q:        How does the Board recommend that I vote?

A:         The Board recommends that shareholders vote “FOR” the proposal.

Q:         Whom do I contact if I have questions?

A:	Please call Broadridge, the proxy solicitor, toll-free at 1-833-670-0699 Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

To Our Group Deferred Compensation Contract Owners:

As the group contract owner of your deferred compensation plan, you have the option to 1) give voting instructions, or 2) direct us to follow individual participants’ instructions for voting.

•	Should you decide to give voting instructions, please complete the voting instruction section of the enclosed card. We request that you clearly mark your vote for the proposal on the card. We will then disregard any voting instructions received from individual participants within your Contract.

•	Alternatively, if you want us to accept voting instructions from your individual participants, please complete the “Group Authorization” section of the enclosed card. This will allow us to follow the voting instructions from the individual participants.

As the group contract owner of a nonqualified unfunded deferred compensation plan, you have the right to give voting instructions.

IF VOTING BY MAIL

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS OR PROXY CARDS

The following general rules for signing voting instruction cards or proxy cards may be of assistance to you.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card form or the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card or proxy card.

3.	All Other Accounts: The capacity of the individual signing the voting instruction card or proxy card should be indicated unless it is reflected in the form of registration. For example:
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Registration		Valid Signature
Corporate Accounts		ABC Corp.
(1)	ABC Corp.	John Doe, Treasurer
(2)	ABC Corp.
(3)	ABC Corp.	John Doe
	c/o John Doe, Treasurer	John Doe, Trustee
(4)	ABC Corp. Profit Sharing Plan

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1)	John B. Smith, Cust.	John B. Smith
	f/b/o John B. Smith, Jr. UGMA	John B. Smith, Jr., Executor
(2)	Estate of John B. Smith

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

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